Exhibit 10.4

VERENIUM CORPORATION

STOCK OPTION GRANT NOTICE

2007 EQUITY INCENTIVE PLAN

Verenium Corporation (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an Option to purchase the number of shares of the Company’s Common Stock set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Option Agreement, the Plan, and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option[1]	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date; the balance of the shares vest in a series of twelve (12) successive equal quarterly installments measured from the first anniversary of the Vesting Commencement Date.]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☒ By cash, check, bank draft or money order payable to the Company
☒ Pursuant to a Regulation T Program if the Shares are publicly traded
☒ By delivery of already-owned shares if the Shares are publicly traded
☒ Net exercise if the Company has established procedures for net exercise at the time of such exercise

Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Option Grant Notice, the Option Agreement, and the Plan.

Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

[1]

If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

VERENIUM CORPORATION		OPTIONHOLDER:

By:		By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Option Agreement, 2007 Equity Incentive Plan and Notice of Exercise

ATTACHMENT I

OPTION AGREEMENT

ATTACHMENT II

2007 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

NOTICE OF EXERCISE

VERENIUM CORPORATION
4955 DIRECTORS PLACE
SAN DIEGO, CA 92121	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash or check payment delivered herewith:	$

Regulation T Program (cashless exercise)	$

Value of shares of the Company’s common stock delivered herewith[1]:	$

Value of shares of the Company’s common stock pursuant to net exercise[2]:	$

[1]

Shares must meet the public trading requirements set forth in the option agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

[2]	The Company must have established procedures for net exercise at the time of exercise in order to utilize this payment method.

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Verenium Corporation 2007 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

SUBMITTED BY:	ACCEPTED BY:

VERENIUM CORPORATION

By:
Printed Name	Signature

Title:

Signature	Date: